UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

STEPAN COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard Suite 500
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 446-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	SCL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Stepan Company (the “Company”) previously disclosed on a Form 8-K filed on January 29, 2025, that David G. Kabbes, Vice President, General Counsel and Secretary, would retire from the Company effective March 14, 2025, following which Mr. Kabbes would provide transition support following his retirement. This Form 8-K/A hereby amends the original Form 8-K filed on January 29, 2025, to supplement the disclosure contained in Item 5.02 thereto and to file the exhibit referenced in Item 9.01 of this Form 8-K/A. Except as provided herein, the disclosures in the Form 8-K filed on January 29, 2025, remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. Kabbes’ retirement, the Company and Mr. Kabbes entered into a professional services and consulting agreement, effective as of March 14, 2025 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Kabbes will provide consulting and/or other professional services as requested and directed by the Company’s President and Chief Executive Officer or his designee, including transition services to the Company’s interim general counsel and/or new general counsel, for a term to end on December 31, 2025, unless earlier terminated in accordance with its terms. Under the terms of the Consulting Agreement, Mr. Kabbes will receive a fee of $20,000 per month to be paid in monthly installments. The Consulting Agreement contains customary confidentiality provisions, as well as customary non-solicitation and non-competition provisions that apply during the term of the Consulting Agreement. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the terms of the Consulting Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Professional Services & Consulting Agreement, dated as of March 14, 2025, by and between Stepan Company and DJK, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date:	March 20, 2025	By:	/s/ Sharon N. Purnell
Sharon N. Purnell Vice President and Chief Human Resources Officer